UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2022

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 Coursey Blvd. Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	ISTR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On April 6, 2022, Investar Holding Corporation (the “Company”) entered into a Subordinated Note Purchase Agreement (the “Purchase Agreement”) with certain institutional accredited investors and qualified institutional buyers (the “Purchasers”) under which the Company issued an aggregate of $20.0 million in aggregate principal amount of its 5.125% Fixed-to-Floating Rate Subordinated Notes due 2032 (the “Notes”) to the Purchasers at a price equal to 100% of the aggregate principal amount of the Notes.  The Purchase Agreement contained certain customary representations, warranties and covenants made by the Company, on the one hand, and the Purchasers, severally and not jointly, on the other hand.  The Notes were offered and sold in reliance on the exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D thereunder.

The Notes were issued under an indenture, dated April 6, 2022 (the “Indenture”), by and among the Company and UMB Bank, National Association, as trustee (the “Trustee”).  The Trustee will also serve as the initial paying agent and registrar with respect to the Notes.

The Notes have a stated maturity date of April 15, 2032 and will bear interest at a fixed rate of 5.125% per year from and including April 6, 2022 to but excluding April 15, 2027 or earlier redemption date.  From April 15, 2027 to but excluding the stated maturity date or earlier redemption date, the Notes will bear interest a floating rate equal to the then current three-month term secured overnight financing rate (“SOFR”), plus 277 basis points. As provided in the Notes, the interest rate on the Notes during the applicable floating rate period may be determined based on a rate other than three-month term SOFR.  The Notes may be redeemed by the Company, in whole or in part, on or after April 15, 2027 or, in whole but not in part, under certain other limited circumstances set forth in the Indenture.  Any redemption by the Company would be at a redemption price equal to 100% of the principal balance being redeemed, together with any accrued and unpaid interest to the date of redemption.

Principal and interest on the Notes are subject to acceleration only in limited circumstances in the case of certain bankruptcy and insolvency-related events with respect to the Company.  The Notes are the unsecured, subordinated obligations of the Company and rank junior in right of payment to the Company’s current and future senior indebtedness and to the Company’s obligations to its general creditors.  The Notes are intended to qualify as tier 2 capital for regulatory purposes.

On April 6, 2022, in connection with the issuance of the Notes, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company has agreed to take steps, within certain time periods following the closing specified in the Purchase Agreement, to provide for the exchange of the Notes for subordinated notes that are registered with the Securities and Exchange Commission (the “SEC”) and have substantially the same terms as the Notes.  Among other things, the Company has agreed to use its commercially reasonable efforts to file an exchange offer registration statement with the SEC not later than 60 days following the closing of the sale of the Notes and to complete the exchange offer within 45 days after the effectiveness of the registration statement.  Under certain circumstances, if the Company fails to meet its obligations under the Registration Rights Agreement, it would be required to pay additional interest to the holders of the Notes.

The forms of the Purchase Agreement, Indenture, Notes and Registration Rights Agreement are attached as Exhibits 10.1, 4.1, 4.2 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The descriptions herein of the Purchase Agreement, Indenture, Notes and Registration Rights Agreement are summaries, do not purport to be complete and are qualified in its entirety by reference to the full text of the documents.

The Company expects to utilize the net proceeds from the sale of the Notes to refinance the Company’s subordinated debt securities issued in 2017, for possible share repurchases and general corporate purposes.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01     Regulation FD Disclosure

On April 7, 2022, the Company issued a press release announcing the completion of the Note issuance.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  This information will not be deemed to be incorporated by reference in any filing under the Securities Act or Exchange Act, except as will be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

4.1	Indenture, dated April 6, 2022, by and among Investar Holding Corporation and UMB Bank, National Association, as trustee
4.2	Form of 5.125% Fixed-to-Floating Rate Subordinated Note due 2032 (included as Exhibit A-1 and A-2 to Exhibit 4.1)
10.1	Form of Subordinated Note Purchase Agreement, dated April 6, 2022, by and among Investar Holding Corporation and the several purchasers identified on the signature pages thereto*
10.2	Form of Registration Rights Agreement, dated April 6, 2022, by and among Investar Holding Corporation and the several purchasers identified on the signature pages thereto
99.1	Press release, dated April 7, 2022, announcing issuance of Notes
104	The cover page of Investar Holding Corporation’s Form 8-K is formatted in Inline XBRL.

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request; provided however that the parties may request confidential treatment in accordance with Rule 24b-2 of the Exchange Act for any document so furnished.

Cautionary Note Regarding Forward-Looking Statements

This Report includes “forward-looking statements” within the meanings of the Private Securities Litigation Reform Act of 1995, section 27A of the Securities Act, and section 21E of the Exchange Act, including but not limited to statements about the anticipated use of net proceeds from the offering, the exchange offer and other matters. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking statements presented in this Report are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this Report. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Factors that may cause actual results to differ materially from those made or suggested by the forward-looking statements contained in this Report include those identified in the Company’s most recent annual report on Form 10-K and subsequent filings with the SEC. Any forward-looking statements presented herein are made only as of the date of this Report, and the Company does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: April 7, 2022	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer